                     EXCELSIOR TAX-EXEMPT FUNDS, INC.

                     CALIFORNIA TAX-EXEMPT INCOME FUND

              SUPPLEMENT TO PROSPECTUS DATED OCTOBER 1, 1996


1. The sales load discussed in the sections entitled "Expense Summary", "How to Purchase and Redeem Shares -- Public Offering Price" and "Performance and Yield Information" has been eliminated and Shares of the Fund are now offered for sale at their net asset value. Accordingly, the Example on page 2 is restated as follows:

      Example: You would pay the following estimated expenses on a $1000 investment, assuming (1) 5% annual return and (2) redemption of your investment at the end of the following periods:

                                                      1 YEAR   3 YEARS
                                                      ------   -------

      California Tax-Exempt Income Fund.......         $ 7     $ 22


2. The following has been added immediately following the section entitled "Expense Summary":


                           FINANCIAL HIGHLIGHTS

            The following table includes selected data for a Share outstanding throughout the period indicated and other performance information derived from unaudited financial statements included in the Statement of Additional Information. The following table should be read in conjunction with such financial statements and notes thereto. The Statement of Additional Information may be obtained from Excelsior Tax-Exempt Fund without charge by calling the number on the front cover of this Prospectus.

                     CALIFORNIA TAX-EXEMPT INCOME FUND


                                                             PERIOD ENDED
                                                           JANUARY 31, 1997/1/
                                                              (UNAUDITED)
                                                           ------------------
Net Asset Value, Beginning of Period........................   $7.00
                                                               -----
Income From Investment Operations:
  Net Investment Income.....................................    0.08
  Net Gains on Securities
    (both realized and unrealized)..........................    0.01
                                                               -----
  Total From Investment Operations..........................    0.09
                                                               -----
Less Distributions:
  Dividends From Net Investment Income......................   (0.08)
                                                               -----

Net Asset Value, End of Period..........................       $7.01
                                                               -----

Total Return................................................    1.30%/2/

Ratios/Supplemental Data:
  Net Assets, End of Period (in millions)...................  $9,743
  Ratio of Net Operating Expenses to Average
    Net Assets..............................................    0.70%/3/
  Ratio of Gross Operating Expenses to Average
    Net Assets/4/...........................................    1.37%/3/
  Ratio of Net Investment Income to Average
    Net Assets/5/...........................................    3.60%/3/
  Portfolio Turnover Rate...................................   15.00%/3/

__________________
NOTES

1. For the period October 1, 1996 (commencement of operations) through January 31, 1997.

2. Not annualized. Total return does not reflect the sales load that was payable on purchases of Shares prior to March 1, 1997.

3.    Annualized.

4. Expense ratio before waiver of fees and reimbursement of expenses by adviser and administrators.

5. In the absence of voluntary fee waivers and expense reimbursements by the investment adviser and administrators, the ratio of net investment income to average net assets would have been 2.93%.

3. The following replaces the first sentence of the first paragraph under the heading "Investment Objectives and Policies -- Quality of Investments" on page 3:

            The Fund invests in Municipal Obligations that are rated at the time of purchase: (1) "BBB" or higher by Standard & Poor's Ratings Group ("S&P") or "Baa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds (or, in certain instances, bonds with lower ratings if they are determined by the Investment Adviser or Sub-Adviser to be comparable to BBB/Baa-rated issues); (2) "SP-3" or higher by S&P or "MIG-3" or higher ("VMIG-3" or higher, in the case of variable rate notes) by Moody's, in the case of notes; and (3) "A-3" or higher by S&P or "Prime-3" or higher by Moody's, in the case of commercial paper. Securities rated "BBB" by S&P or "Baa" by Moody's are generally considered to be investment grade, although they have speculative characteristics and are more sensitive to economic change than higher rated securities.


4. The following paragraph is inserted after the sixth paragraph under the heading "Management of the Fund -- Investment Adviser and Sub-Adviser" on page 22:

            For the period from October 1, 1996 (commencement of operations) through January 31, 1997, the Investment Adviser and Sub-Adviser each waived its entire advisory fee. For the same period, the Investment Adviser waived fees and reimbursed expenses at the effective annual rate of .67% of the Fund's average daily net assets.


5. The following paragraph is inserted after the second paragraph under the heading "Management of the Fund -- Administrators" on page 22:

            For the period from October 1, 1996 (commencement of operations) through January 31, 1997, the Administrators received an aggregate administration fee at the effective annual rate of .152% of the average daily net assets of the Fund.

6. The following paragraph replaces the last paragraph in the section entitled "Description of Capital Stock" on page 23:

            As of March 25, 1997, U.S. Trust and its affiliates held of record substantially all of the outstanding Shares of the Fund as agent or custodian for its customers. In addition, at that date, U.S. Trust and its affiliates held investment and/or voting power with respect to a majority of the outstanding Shares of the Fund on behalf of their customers. U.S. Trust is a wholly-owned subsidiary of U.S. Trust Corporation.

7. The following replaces the second sentence of the first paragraph under the heading "Custodian and Transfer Agent" on page 23:

            Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

This Supplement is dated March 31, 1997 and relates to the Prospectus originally dated October 1, 1996 and hereby redated March 31, 1997.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                       California Tax-Exempt Income Fund










                      STATEMENT OF ADDITIONAL INFORMATION









                                March 31, 1997



This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the California Tax-Exempt Income Fund (the "Fund"), an investment portfolio of Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") dated March 31, 1997 (the "Prospectus"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment in shares of the Fund ("Shares") should be made without reading the Prospectus. A copy of the Prospectus may be obtained by writing Excelsior Tax-Exempt Fund c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012.

                             TABLE OF CONTENTS
                             -----------------

                                                                     Page
                                                                     ----

INVESTMENT OBJECTIVE AND POLICIES................................     1

      Additional Information on Portfolio
        Instruments..............................................     1
      Risk Factors Relating to
        California Municipal Obligations.........................     7
      Additional Investment Limitations..........................    17

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................    18

INVESTOR PROGRAMS................................................    20

     Systematic Withdrawal Plan..................................    20
     Exchange Privilege..........................................    21
      Other Investor Programs....................................    21

DESCRIPTION OF CAPITAL STOCK.....................................    21

MANAGEMENT OF THE FUND...........................................    23

     Directors and Officers......................................    23
     Investment Advisory, Sub-Advisory and Administration
       Agreements................................................    31
     Service Organizations.......................................    32
     Expenses....................................................    33
      Custodian and Transfer Agent...............................    34

PORTFOLIO TRANSACTIONS...........................................    35

INDEPENDENT AUDITORS.............................................    37

COUNSEL..........................................................    37

ADDITIONAL INFORMATION CONCERNING TAXES..........................    37

      Federal....................................................    37
      Taxation of Certain Financial Instruments..................    39
      California.................................................    41

PERFORMANCE AND YIELD INFORMATION................................    43

MISCELLANEOUS....................................................    47

FINANCIAL STATEMENTS.............................................    48

APPENDIX A.......................................................   A-1

APPENDIX B.......................................................   B-1

                     INVESTMENT OBJECTIVE AND POLICIES
                     ---------------------------------

            The investment objective of the Fund is to provide California investors with as high a level of current interest income exempt from Federal income tax and, to the extent possible, from California state personal income taxes as is consistent with relative stability of principal. Under normal market conditions, at least 80% of the Fund's assets will be invested in Municipal Obligations (as defined in the Prospectus), and at least 65% of the Fund's assets will be invested in California Municipal Obligations (as defined in the Prospectus). The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus.

Additional Information on Portfolio Instruments
-----------------------------------------------

            Municipal Obligations
            ---------------------

            Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" only if the interest paid thereon is exempt from general Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.

            The two principal classifications of Municipal Obligations are "general obligation" and "revenue" issues, but the Fund's portfolio may also include "moral obligation" issues, which are normally issued by special-purpose authorities. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") described in the Prospectus and Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. United States Trust Company of New York, the Fund's investment adviser ("U.S. Trust" or the "Investment Adviser") and United States Trust Company of California, the Fund's sub-adviser (the "Sub-Adviser") will consider such an event in determining whether the Fund should continue to hold the obligation.

            The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and the Fund's Prospectus.
The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

            Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

            From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, as amended, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Excelsior Tax-Exempt Fund cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of Municipal Obligations for investment by the Fund and the liquidity and value of its portfolio. In such an event, the Fund would reevaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

            Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. The Fund, its Investment Adviser and its Sub-Adviser will not review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

            Money Market Instruments
            ------------------------

            Certificates of deposit acquired by the Fund within the limits set forth in the Prospectus will be those of (i) domestic branches of U.S. banks which are members of the Federal Reserve System or are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or (ii) savings and loan associations which are insured by the Savings Association Insurance Fund of the FDIC. (The foregoing limitation does not preclude the Fund from acquiring Municipal Obligations which are backed by letters of credit issued by foreign banks.)

            Tax-exempt commercial paper purchased by the Fund will consist of issues rated at the time of purchase "A-3" or higher by S&P or "Prime-3" or better by Moody's or, if not rated, determined to be of comparable quality by the Investment Adviser. These rating symbols are described in Appendix A hereto.

            Insured Municipal Obligations
            -----------------------------

            The Fund may purchase Municipal Obligations which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Obligations as described in the Prospectus. Although insurance coverage for the Municipal Obligations held by the Fund reduces credit risk by insuring that the Fund will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. The Fund may invest more than 25% of its net assets in Municipal Obligations covered by insurance policies.

            Repurchase Agreements
            ---------------------

            The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund's custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered loans by the Fund under the Investment Company Act of 1940 (the "1940 Act").

            When-Issued and Forward Transactions
            ------------------------------------

            When the Fund agrees to purchase securities on a "when-issued" or forward commitment basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets.

            The Fund will purchase securities on a "when-issued" or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

            When the Fund engages in "when-issued" or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities.

The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

            Stand-By Commitments
            --------------------

            The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a "stand-by commitment," a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Municipal Obligations at a specified price. The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

            The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration.
However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

            The Fund intends to enter into "stand-by commitments" only with banks and broker/dealers which, in the Investment Adviser's or Sub-Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Investment Adviser or Sub-Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

            Futures Contracts
            -----------------

            The Fund may invest in interest rate futures contracts and municipal bond index futures contracts. Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with the Fund's securities investments. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

            Successful use of futures by the Fund is also subject to the Investment Adviser's or Sub-Adviser's ability to correctly predict movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sale of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

            The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

            Utilization of futures transactions by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

            Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

            The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

            Miscellaneous
            -------------

            The Fund may not invest in oil, gas, or mineral leases.

Risk Factors Relating to California Municipal Obligations
---------------------------------------------------------

            Some of the significant financial considerations relating to the Fund's investment in California Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of California Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

            The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Prospectus from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California.

ECONOMIC FACTORS
----------------

            FISCAL YEARS PRIOR TO 1996-97.  By the close of the 1989-90
Fiscal Year, California's revenues had fallen below projections so that the State's budget reserve, the Special Fund for Economic Uncertainties (the "Special Fund"), was fully depleted by June 30, 1990. A recession which had begun in mid-1990, combined with higher health and welfare costs driven by the State's rapid population growth, adversely affected General Fund revenues and raised expenditures above initial budget appropriations.

            As a result of these factors and others, the State confronted a period of budget imbalance. Beginning with the 1990-91 Fiscal Year and for several years thereafter, the budget required multibillion dollar actions to bring projected revenues and expenditures into balance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the Special Fund -- approaching $2.8 billion at its peak on June 30, 1993.

            By the 1993-94 Fiscal Year, the accumulated deficit was too large to be prudently retired in one year and a two-year program was implemented. This program used revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year.

            The 1994-95 Budget Act projected General Fund revenues and transfers of $41.9 billion. Expenditures were projected to be $40.9 billion -- an increase of $1.6 billion over the prior year. As a result of the improving economy, however, the fiscal year ultimately produced revenues and transfers of $42.7 billion which more than offset expenditures of $42.0 billion and thereby reduced the accumulated budget deficit.

            With strengthening revenues and reduced caseload growth driven by an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. The 1995-96 Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year, and expenditures were budgeted at $43.4 billion. In addition, the Department of Finance projected that after repaying the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve as of June 30, 1996.

            1996-97 FISCAL YEAR. The 1996-97 Governor's Budget, released January 10, 1996, projected General Fund revenues and transfers of $45.6 billion, a 1.3% increase over 1995-96. The Governor's budget proposed two major initiatives, a 15% personal and corporate income tax cut and a revision of the trial court funding program, which would have the effect of reducing General Fund revenues. The Governor's Budget proposed General Fund expenditures of $45.2 billion. The Governor's Budget also proposed Special Fund revenues equal to expenditures, at a level of $13.3 billion.

            The May Revision of the Governor's Budget, released on May 21, 1996 ("The May Revision"), updated revenue estimates for the 1996-97 Fiscal Year, reflecting stronger economic activity in the State and thus greater revenue growth. The revised estimate was for $47.1 billion of revenues, still assuming the Governor's tax cut would be enacted, and $46.5 billion of expenditures.

            1996-97 BUDGET ACT. The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriates a budget reserve in the Special Fund of $305 million, as of June 30, 1997. The Department of Finance projects that, on June 30, 1997, the State's available borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing is anticipated.

          REVENUES. The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), approved a 5% cut in bank and corporation taxes, to be effective for income years commencing on January 1, 1997. As a result of the Legislature's failure to enact the personal income tax cut, revenues for the Fiscal Year are estimated to be $550 million higher than projected in the May Revision, and are now estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion.

          EXPENDITURES. The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

          The following are principal features of the 1996-97 Budget Act:

          1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second consecutive year, the full cost of living allowance (3.2 percent) was funded. Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called "ADA", or "Average Daily Attendance"), an almost 15% increase over the level prevailing during the recession years. Out of this $1.6 billion total, community colleges will receive an increase in funding of $157 million for 1996-97.

          Due to higher than projected revenues in 1995-96. an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.

          2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings. See "Federa1 Welfare Reform" below.

          3. A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State
University system ($101 million General Fund), with no increases in student fees.

          4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

          5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

          6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

          The Budget Act did not contain any tax increases. As noted, there was a reduction in bank and corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters' Tax Credit, saving $520 million in expenditures.

          FEDERAL WELFARE REFORM. Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of l996 (P.L. 104-193, the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

          The Law requires states to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for the 1996-97 Fiscal Year. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan is to be submitted in time to allow grant reductions to be implemented effective January 1, 1997 (allowing $92 million of the $163 million referred to in paragraph 2 above to be saved) and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus, in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $360 million.

          A preliminary analysis of the Law by the Legislative Analyst's Office indicated that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law. There are many choices, including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid, provide more aid to counties or cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.

            THE ORANGE COUNTY BANKRUPTCY.  On December 6, 1994, Orange
County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.


            In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.



CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS.
---------------------------------------------

            Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

            REVENUE DISTRIBUTION. Certain Municipal Obligations held by the Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

            HEALTH CARE LEGISLATION. Certain Municipal Obligations held by the Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Municipal Obligations.

            The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

            Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

            California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

            These Municipal Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Municipal Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and recommended that an additional 10% reserve be established for "multi-level" facilities.
For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

            MORTGAGES AND DEEDS. Certain Municipal Obligations held by the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

            Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

            In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

            Certain Municipal Obligations held by the Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

            Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

            PROPOSITION 13. Certain Municipal Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added
Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

            Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

            Legislation enacted by the California Legislature to implement
Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

            PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities.
Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

            PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

            Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

            During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of
-----------------------------------------
these off-budget loans.

During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

            PROPOSITION 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

            PROPOSITION 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

            1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

            2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

            3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

            4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

            5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

            6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

            7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

            8. Permits these provisions to be amended exclusively by the voters of the State of California.

            In September 1988, the California Court of Appeal in City of
                                                                 --------
Westminster v. County of Orange, 204 Cal.App. 3d 623, 215 Cal.Rptr. 511
-------------------------------
(Cal.Ct.App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230
                              -------------------------
Cal.App.3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of
                                                                     --------
Westminster and the City of Woodlake decisions.
                    ----------------

            In Santa Clara Local Transportation Authority v. Guardino,
               ------------------------------------------------------
(Sept. 28, 1995) 11 Cal.4th 220, reh'g denied, modified (Dec. 14,
                                 ----- ------  --------
1995) 12 Cal.4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as
                                           ----------------
erroneous.  The Court did not determine the correctness of the City of
                                                               --------
Westminster decision, because that case appeared distinguishable, was not
-----------
relied on by the parties in Guardino, and involved taxes not likely to
                            --------
still be at issue.  It is impossible to predict the impact of the

Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.
    ----------------

            Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or
         --------
increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and it is currently pending in the California State Assembly. It is not clear whether the Bill, if enacted, would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

            PROPOSITION 218. In November 1996, voters approved an initiative Constitutional Amendment. Proposition 218, entitled the Right to Vote on Taxes Act, sponsored by the Howard Jarvis Taxpayers Association, seeks to strengthen Proposition 62 by requiring majority voter approval for general taxes, two-thirds voter approval for special taxes (including taxes imposed for specific purposes but placed in the general fund), voter approval of existing local taxes enacted after January 1, 1995, and placing other restrictions on fees and assessments. As a constitutional amendment, the provisions would clearly apply to charter cities.

            Another initiative on the November 1996 ballot, a statutory initiative sponsored by the California Tax Reform Association, would reimpose the now sunseted temporary 10 and 11 percent tax brackets and use the revenues from the increase to replace a portion of the property tax revenue shifted from cities, counties and special districts to schools on an ongoing basis since 1992.

            PROPOSITION 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

Additional Investment Limitations
---------------------------------

            In addition to the investment limitations disclosed in the Prospectus, the Fund is subject to the following investment limitations, which may be changed only by a vote of the holders of a majority of the Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectus).

            The Fund may not:

            1. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

            2. Purchase securities on margin, make short sale of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

            3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective, policies, and limitations may be deemed to be underwriting;

            4. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

            5. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

            6. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

            7. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation; and

            8. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options.


              ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
              ----------------------------------------------

            Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. No sales charge is imposed by Excelsior Tax-Exempt Fund on purchases of Shares. In addition, no sales load is charged on the reinvestment of dividends or distributions or in connection with certain Share exchanges as described in the Prospectus under

"Investor Programs--Exchange Privilege." As described in the Prospectus, Shares may be sold to customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks and qualified banks, savings and loan associations, broker/dealers, and other institutions ("Shareholder Organizations") that have entered into servicing agreements with Excelsior Tax-Exempt Fund. Shares are also sold directly to institutional investors ("Institutional Investors") and members of the general public ("Direct Investors", and collectively with Institutional Investors, "Investors"). Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

            Excelsior Tax-Exempt Fund may suspend the right of redemption or postpone the date of payment for Shares for more than seven days during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission.

            In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market price of the Fund's portfolio securities.

            Excelsior Tax-Exempt Fund reserves the right to honor any request for redemption or repurchase of the Fund's Shares by making payment in whole or in part in securities chosen by Excelsior Tax-Exempt Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Such redemptions in kind will be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

            Under limited circumstances, Excelsior Tax-Exempt Fund may accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide
                                                         ---------
reorganization or statutory merger, or will be limited to other securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) that: (a) meet the investment objective and policies of any Fund acquiring such securities; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of market; and (d) have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, New York Stock Exchange or NASDAQ, or as evidenced by their status as U.S. Government securities, bank certificates of deposit, banker's acceptances, corporate and other debt securities that are actively traded, money market securities and other similar securities with a readily ascertainable value.


                             INVESTOR PROGRAMS
                             -----------------

Systematic Withdrawal Plan
--------------------------

            An Investor who owns Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

      (1)   A fixed-dollar withdrawal;

      (2)   A fixed-share withdrawal;

      (3) A fixed-percentage withdrawal (based on the current value of the account); or

      (4)   A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Shares with Chase Global Funds Services Company, the Fund's sub-transfer agent. Under this Plan, dividends and distributions are automatically reinvested in additional Shares. Amounts paid to Investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares, and there will be a reduction of the shareholder's equity in the Fund if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in the Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the Fund.

Exchange Privilege
------------------

            Investors and Customers of Shareholder Organizations may exchange Shares having a value of at least $500 for Shares of any other portfolio of Excelsior Fund or Excelsior Tax-Exempt Fund or for Trust Shares of Excelsior Institutional Trust (collectively, the "Companies"). Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies. In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies reserve the right to limit the number of exchange requests of Investors and Customers of Shareholder Organizations to no more than six per year. The Companies may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request.

            For Federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the Shares to be given up in exchange is more or less than the basis in such Shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares but may be included (subject to the limitation) in the tax basis of the new shares.

Other Investor Programs
-----------------------

            As described in the Prospectus, Shares of the Funds may be purchased in connection with the Automatic Investment Program.


                       DESCRIPTION OF CAPITAL STOCK
                       ----------------------------

            Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to 14 billion full and fractional shares of capital stock and to classify or reclassify any unissued shares of Excelsior Tax-Exempt Fund into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Prospectus describes the classes of shares into which Excelsior Tax-Exempt Fund's authorized capital is currently classified.

            Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fund, its shareholders are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of Excelsior Tax-Exempt Fund's portfolios, of any general assets of Excelsior Tax-Exempt Fund not belonging to any particular portfolio of Excelsior Tax-Exempt Fund which are available for distribution. In the event of a liquidation or dissolution of Excelsior Tax-Exempt Fund, its shareholders will be entitled to the same distribution process.

            Shareholders of Excelsior Tax-Exempt Fund are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the outstanding shares of Excelsior Tax-Exempt Fund may elect all of Excelsior Tax-Exempt Fund's directors, regardless of the votes of other shareholders.

            Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Excelsior Tax-Exempt Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of Excelsior Tax-Exempt Fund voting without regard to class.

            Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of the Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the Fund's assets into money and, in connection therewith, to cause all outstanding Shares to be redeemed at their net asset value; or (c) combine the assets belonging to the Fund with the assets belonging to another portfolio of Excelsior Tax-Exempt Fund, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding Shares of the Fund to be redeemed at their net asset value or converted into shares of another class of Excelsior Tax-Exempt Fund's capital stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

            Notwithstanding any provision of Maryland law requiring a greater vote of Excelsior Tax-Exempt Fund's Common Stock (or of the Shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by Excelsior Tax-Exempt Fund's Charter, Excelsior Tax-Exempt Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of Excelsior Tax-Exempt Fund voting without regard to class.


                          MANAGEMENT OF THE FUND
                          ----------------------

Directors and Officers
----------------------

            The directors and executive officers of Excelsior Tax-Exempt Fund, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:


                          Position with          Fund Principal Occupation
                          Excelsior Tax-         During Past 5 years and
Name and Address          Exempt                 Other Affiliations
----------------          --------------         -------------------------

Frederick S. Wonham[1]    Chairman of the Board,  Retired; Director of
238 June Road             President & Treasurer   Excelsior Funds, Inc. (since
Stamford, CT  06903                               1995); Trustee of Excelsior
Age:  65                                          Funds and Excelsior
                                                  Institutional Trust (since
                                                  1995); Vice Chairman of U.S.
                                                  Trust Corporation and U.S.
                                                  Trust Company of New York
                                                  (until 1995); Chairman, U.S.
                                                  Trust of Connecticut.

Donald L. Campbell        Director                Retired; Director of
333 East 69th Street                              Excelsior Funds, Inc. (since
Apt. 10-H                                         1984); Director of UST Master
New York, NY  10021                               Variable Series, Inc. (since
Age: 70                                           1994); Trustee of Excelsior
                                                  Institutional Trust (since
                                                  1995); Director, Royal Life
                                                  Insurance Co. of NY (since
                                                  1991).

/1/ This director is considered to be an "interested person" of Excelsior Tax-Exempt Fund as defined in the 1940 Act.


                          Position with          Fund Principal Occupation
                          Excelsior Tax-         During Past 5 years and
Name and Address          Exempt                 Other Affiliations
----------------          --------------         -------------------------

Rodman L. Drake              Director            Director, Excelsior Funds,
c/o KMR Power Corp.                              Inc. (since 1996); Trustee of
30 Rockefeller Plaza                             Excelsior Funds and Excelsior
Suite 5425                                       Institutional Trust (since
New York, New York 10112                         1994); Director, Parsons
Age:  53                                         Brinkerhoff, Inc.
                                                 (engineering firm) (since
                                                 1995); President, Mandrake
                                                 Group (investment and
                                                 consulting firm) (since
                                                 1994); Director, Hyperion
                                                 Total Return Fund, Inc. and
                                                 four other funds for which
                                                 Hyperion Capital Management,
                                                 Inc. serves as investment
                                                 adviser (since 1991);
                                                 Co-Chairman, KMR Power
                                                 Corporation (power plants)
                                                 (since 1993); Director, The
                                                 Latin American Growth Fund
                                                 (since 1993); Member of
                                                 Advisory Board Argentina
                                                 Private Equity Fund L.P.
                                                 (from 1992 to 1996) and
                                                 Garantia L.P. (Brazil) (from
                                                 1993 to 1996); and Director,
                                                 Mueller Industries, Inc.
                                                 (from 1992 to 1994).


Joseph H. Dugan              Director            Retired; Director of
913 Franklin Lakes Road                          Excelsior Funds, Inc. (since
Franklin Lakes, NJ  07417                        1984); Director of UST Master
Age:  71                                         Variable Series, Inc. (since
                                                 1994); Trustee of Excelsior
                                                 Institutional Trust (since
                                                 1995).


                          Position with          Fund Principal Occupation
                          Excelsior Tax-         During Past 5 years and
Name and Address          Exempt                 Other Affiliations
----------------          --------------         -------------------------

Wolfe J. Frankl               Director            Retired; Director of
2320 Cumberland Road                              Excelsior Funds, Inc. (since
Charlottesville, VA                               1986); Director of UST Master
22901                                             Variable Series, Inc. (since
Age: 75                                           1994); Trustee of Excelsior
                                                  Institutional Trust (since
                                                  1995); Director, Deutsche
                                                  Bank Financial, Inc. (since
                                                  1989); Director, The Harbus
                                                  Corporation (since 1951);
                                                  Trustee, HSBC Funds Trust and
                                                  HSBC Mutual Funds Trust
                                                  (since 1988).

W. Wallace McDowell, Jr.      Director            Director, Excelsior Funds,
c/o Prospect Capital                              Inc. (since 1996); Trustee of
  Corp.                                           Excelsior Funds and Excelsior
43 Arch Street                                    Institutional Trust (since
Greenwich, CT  06830                              1994); Private Investor
Age:  60                                          (since 1994); Managing
                                                  Director, Morgan Lewis
                                                  Githens & Ahn (from 1991 to
                                                  1994) and Director, U.S.
                                                  Homecare Corporation (since
                                                  1992), Grossmans, Inc. (from
                                                  1993 to 1996), Children's
                                                  Discovery Centers (since
                                                  1984), ITI Technologies, Inc.
                                                  (since 1992) and Jack Morton
                                                  Productions (since 1987).


                          Posi tion with          Fund Principal Occupation
                          Excelsior Tax-         During Past 5 years and
Name and Address          Exempt                 Other Affiliations
----------------          --------------         -------------------------

Jonathan Piel                 Director            Director, Excelsior Funds,
558 E. 87th Street                                Inc. (since 1996); Trustee of
New York, New York 10128                          Excelsior Funds and Excelsior
Age:  58                                          Institutional Trust (since
                                                  1994); Vice President and
                                                  Editor, Scientific American,
                                                  Inc. (from 1986 to 1994);
                                                  Director, Group for The South
                                                  Fork, Bridgehampton, New York
                                                  (since 1993); and Member,
                                                  Advisory Committee, Knight
                                                  Journalism Fellowships,
                                                  Massachusetts Institute of
                                                  Technology (since 1984).


Robert A. Robinson            Director            Director of Excelsior Funds,
Church Pension Fund                               Inc. (since 1987); Director
800 Second Avenue                                 of UST Master Variable
New York, NY  10017                               Series, Inc. (since 1994);
Age: 70                                           Trustee of Excelsior
                                                  Institutional Trust (since
                                                  1995); President Emeritus,
                                                  The Church Pension Fund and
                                                  its affiliated companies
                                                  (since 1968); Trustee, H.B.
                                                  and F.H. Bugher Foundation and
                                                  Director of its wholly-owned
                                                  subsidiaries--Rosiclear Lead
                                                  and Flourspar Mining Co. and
                                                  The Pigmy Corporation (since
                                                  1984); Director, Morehouse
                                                  Publishing Co. (since 1974);
                                                  Trustee, HSBC Funds Trust and
                                                  HSBC Mutual Funds Trust (since
                                                  1982); Director, Infinity
                                                  Mutual Funds, Inc. (since
                                                  1995).


                          Position with          Fund Principal Occupation
                          Excelsior Tax-         During Past 5 years and
Name and Address          Exempt                 Other Affiliations
----------------          --------------         -------------------------

Alfred C. Tannachion[1]       Director            Retired; Director of
6549 Pine Meadows Drive                           Excelsior Funds, Inc. (since
Spring Hill, FL 34606                             1985); Chairman of the Board,
                                                  President and Treasurer of
                                                  UST Master Variable Series,
                                                  Inc. (since 1994); Trustee of
                                                  Excelsior Institutional Trust
                                                  (since 1995).



W. Bruce McConnel, III        Secretary           Partner of the law firm of
1345 Chestnut Street                              Drinker Biddle & Reath.
Philadelphia, PA 19107-3497
Age:  54



Sherry Aramini                Assistant Secretary Second Vice President, Blue
Chase Global Funds                                Sky Compliance Manager, Chase
  Services Company                                Global Funds Services Company
73 Tremont Street                                 (since May 1996); Technical
Boston, MA  02108-3913                            Resources Manager, Chase
Age:  32                                          Global Funds Services Company
                                                  (from April 1995 to May
                                                  1996); Financial Reporting
                                                  Supervisor, Chase Global
                                                  Funds Services Company (from
                                                  September 1993 to April
                                                  1995); Audit Supervisor,
                                                  Coopers & Lybrand L.L.P.
                                                  (from July 1990 to August
                                                  1993).


John M. Corcoran              Assistant Treasurer Vice President, Director of
Chase Global Funds                                Administration Client Group,
  Services Company                                Chase Global Funds Services
73 Tremont Street                                 Company (since July 1996);
Boston, MA 02108-3913                             Second Vice President,
Age:  31                                          Manager of Administration,
                                                  Chase Global Funds Services
                                                  Company (from October 1993 to
                                                  July 1996); Audit Manager,
                                                  Ernst & Young LLP (from
                                                  August 1987 to September
                                                  1993).

/1/ This director is considered to be an "interested person" of Excelsior Tax-Exempt Fund as defined in the 1940 Act.

      Each director of Excelsior Tax-Exempt Fund receives an annual fee of $9,000 plus a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to Excelsior Tax-Exempt Fund. The employees of Chase Global Funds Services Company do not receive any compensation from Excelsior Tax-Exempt Fund for acting as officers of Excelsior Tax-Exempt Fund. No person who is currently an officer, director or employee of the Investment Adviser serves as an officer, director or employee of Excelsior Tax-Exempt Fund.
The directors and officers of Excelsior Tax-Exempt Fund as a group own less than 1% of the Shares of the Fund.

            The following chart provides certain information about the fees received by Excelsior Tax-Exempt Fund's directors during the fiscal year ended March 31, 1996.

                                          Pension or
                                          Retirement               Total
                                           Benefits          Compensation from
                            Aggregate     Accrued as        Excelsior Tax-Exempt
                        Compensation from   Part of           Fund and Fund
    Name of                 Excelsior        Fund              Complex* Paid
Person/Position          Tax-Exempt Fund   Expenses            to Directors
---------------         -----------------  --------         --------------------
Frederick S. Wonham         $6,375           None           (4)**$14,424
Chairman of the Board,
President and Treasurer***

Donald L. Campbell          $16,500          None           (4)**$39,500
Director

Rodman L. Drake               -0-            None           (4)**$10,000
Director****

Joseph H. Dugan             $16,500          None           (4)**$39,500
Director

Wolfe J. Frankl             $16,500          None           (4)**$39,500
Director

W. Wallace McDowell           -0-            None           (4)**$10,000
Director****

Jonathan Piel                 -0-            None           (4)**$10,000
Director****

Robert A. Robinson          $16,500          None           (4)**$39,500
Director

Alfred C. Tannachion        $21,500          None           (4)**$51,500
Director*****

---------------------------

* The "Fund Complex" consists of Excelsior Funds, Inc., Excelsior Tax-Exempt Fund, UST Master Variable Series, Inc., Excelsior Institutional Trust and Excelsior Funds.
** Number of investment companies in the Fund Complex for which director serves as director or trustee.
*** Mr. Wonham was elected to the Board of Directors of Excelsior Tax-Exempt Fund on November 17, 1995, and has served as its Chairman, President and Treasurer since February 13, 1997.
**** Messrs. Drake, McDowell and Piel were elected to the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Fund on December 9, 1996.
***** Mr. Tannachion served as Chairman, President and Treasurer of Excelsior Tax-Exempt Fund until February 13, 1997.

Investment Advisory, Sub-Advisory and Administration Agreements
---------------------------------------------------------------

            United States Trust Company of New York and United States Trust Company of California serve as the Fund's Investment Adviser and Sub-Adviser, respectively. In the Investment Advisory and Sub-Advisory Agreements, U.S. Trust and the Sub-Adviser, respectively, have agreed to provide the services described in the Prospectus. The Investment Adviser and Sub-Adviser have also agreed to pay all expenses incurred by them in connection with their activities under the agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Fund. The Investment Adviser and Sub-Adviser may, from time to time, voluntarily waive a portion of their respective fees, which waivers may be terminated at any time.

            For the period from October 1, 1996 (commencement of operations) through January 31, 1997, the Investment Adviser waived its entire advisory fee totalling $10,754 and reimbursed expenses totalling $3,765. For the same period, the Sub-Adviser waived its entire sub-advisory fee totalling $10,574.

           The Investment Advisory Agreement and the Sub-Advisory Agreement provide that the Investment Adviser and the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by either of them of their duties and obligations thereunder.

            Chase Global Funds Services Company ("CGFSC"), Federated Administrative Services, an affiliate of the Distributor, and U.S. Trust serve as the Fund's Administrators. Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income, "exempt interest dividends" and realized capital gains or losses of the Fund. The Administrators prepare semiannual reports to the Securities and Exchange Commission, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Fund's financial accounts and records, and generally assist in all aspects of the Fund's operations.

            For the period from October 1, 1996 (commencement of operations) through January 31, 1997, Excelsior Tax-Exempt Fund paid the Administrators combined administration fees totalling $3,303.

Service Organizations
---------------------

            As stated in the Prospectus, Excelsior Tax-Exempt Fund will enter into agreements with Service Organizations. Such shareholder servicing agreements will require the Service Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for the Fund's payment (on an annualized basis) of up to .40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Service Organization. Such services may include: (a) assisting Customers in designating and changing dividend options, account designations and addresses; (b) providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records, as may reasonably be requested from time to time by Excelsior Tax-Exempt Fund; (c) assisting in processing purchases, exchange and redemption transactions; (d) arranging for the wiring of funds; (e) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (f) verifying and guaranteeing Customer signatures in connection with redemption orders, transfers among and changes in Customer-designated accounts; (g) providing periodic statements showing a Customer's account balances and, to the extent practicable, integrating of such information with information concerning other client transactions otherwise effected with or through the Service Organization; (h) furnishing on behalf of Excelsior Tax-Exempt Fund's distributor (either separately or on an integrated basis with other reports sent to a Customer by the Service Organization) periodic statements and confirmations of all purchases, exchanges and redemptions of Shares in a Customer's account required by applicable federal or state law; (i) transmitting proxy statements, annual reports, updating prospectuses and other communications from Excelsior Tax-Exempt Fund to Customers; (j) receiving, tabulating and transmitting to Excelsior Tax-Exempt Fund proxies executed by Customers with respect to annual and special meetings of shareholders of Excelsior Tax-Exempt Fund; (k) providing reports (at least monthly, but more frequently if so requested by Excelsior Tax-Exempt Fund's distributor) containing state-by-state listings of the principal residences of the beneficial owners of the Shares; and (l) providing or arranging for the provision of such other related services as Excelsior Tax-Exempt Fund or a Customer may reasonably request.

            Excelsior Tax-Exempt Fund's agreements with Service Organizations are governed by an Administrative Services Plan

(the "Plan") adopted by Excelsior Tax-Exempt Fund. Pursuant to the Plan, Excelsior Tax-Exempt Fund's Board of Directors will review, at least quarterly, a written report of the amounts expended under Excelsior Tax-Exempt Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations will be approved annually by a majority of Excelsior Tax-Exempt Fund's directors, including a majority of the directors who are not "interested persons" of Excelsior Tax-Exempt Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

            Any material amendment to Excelsior Tax-Exempt Fund's arrangements with Service Organizations must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors). So long as Excelsior Tax-Exempt Fund's arrangements with Service Organizations are in effect, the selection and nomination of the members of Excelsior Tax-Exempt Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of Excelsior Tax-Exempt Fund will be committed to the discretion of such Disinterested Directors.

            For the period from October 1, 1996 (commencement of operations) through January 31, 1997, payments to Service Organizations totalled $9,272 with respect to the Fund, all of which was paid to affiliates of U.S. Trust.

Expenses
--------

            Except as otherwise noted, the Investment Adviser, Sub-Adviser and the Administrators will bear all expenses in connection with the performance of their advisory, sub-advisory and administrative services. The Fund will bear the expenses incurred in its operations. Such expenses include taxes; interest; fees, including the Fund's portion of the fees paid to Excelsior Tax-Exempt Fund's directors and officers who are not affiliated with the Distributor or the Administrators; SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, sub-advisory, administration and administrative servicing fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for any brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent
----------------------------

            The Chase Manhattan Bank, N.A. ("Chase") serves as custodian of the Fund's assets. Under the custodian agreement, Chase has agreed to (i) maintain a separate account or accounts in the name of the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to Excelsior Tax-Exempt Fund's Board of Directors concerning the Fund's operations. Chase is entitled to monthly fees for furnishing custodial services according to the following fee schedule: on the face value of debt securities and the market value of equity securities, a fee at the annual rate of .025%; on issues held, $50.00 for each physical issue held, $25.00 for each book-entry issue held and 1/4 of 1% of market value for each foreign issue held; on transactions, $25.00 for each physical transaction, $15.00 for each book-entry transaction and $50.00 for each foreign security transaction. In addition, Chase is entitled to reimbursement for its out-of-pocket expenses in connection with the above services. Chase may, at its own expense, open and maintain custody accounts with respect to the Fund, with the banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation.

            U.S. Trust also serves as the Fund's transfer agent and dividend disbursing agent. In such capacity, U.S. Trust has agreed to (i) issue and redeem Shares; (ii) address and mail all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to Excelsior Tax-Exempt Fund concerning the Fund's operations. For its transfer agency, dividend disbursing, and subaccounting services, U.S. Trust is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

            U.S. Trust may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust. For the services provided by CGFSC, U.S. Trust has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from Excelsior Tax-Exempt Fund for any of its sub-transfer agency services.


                            PORTFOLIO TRANSACTIONS
                            ----------------------

            Subject to the general control of Excelsior Tax-Exempt Fund's Board of Directors, the Investment Adviser and Sub-Adviser are responsible for, make decisions with respect to, and place orders for all purchases and sales of portfolio securities.

            The Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Fund's turnover rate may be higher than that of many other investment companies with similar investment objectives and policies. The Fund's portfolio turnover rate may also be affected by cash requirements for redemptions of Shares and by regulatory provisions which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions.

            Securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Fund, where possible, will deal directly with dealers who make a market in the securities involved, except in those situations where better prices and execution are available elsewhere.

            The Investment Advisory and Sub-Advisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser and Sub-Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser and Sub-Adviser shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of Excelsior Tax-Exempt Fund, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

            In addition, the Investment Advisory and Sub-Advisory Agreements authorize the Investment Adviser and Sub-Adviser, to the extent permitted by law and subject to the review of Excelsior Tax-Exempt Fund's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Fund to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Investment Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser or Sub-Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the fixed-income market and the economy.

            Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser and the Sub-Adviser and does not reduce the investment advisory fee payable by the Fund. Such information may be useful to the Investment Adviser or Sub-Adviser in serving the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser or Sub-Adviser in carrying out its obligations to the Fund.

            Portfolio securities will not be purchased from or sold to the Investment Adviser, the Sub-Adviser, the Distributor, or any affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission.

            Investment decisions for the Fund are made independently from those for other investment companies, common trust funds and other types of funds managed by the Investment Adviser and the Sub-Adviser. Such other investment companies and funds may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Investment Adviser or Sub-Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Investment Adviser and the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.


                             INDEPENDENT AUDITORS
                             --------------------

            Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of Excelsior Tax-Exempt Fund.


                                    COUNSEL
                                    -------

            Drinker Biddle & Reath (of which Mr. McConnel, Secretary of Excelsior Tax-Exempt Fund, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to Excelsior Tax-Exempt Fund and will pass upon the legality of the Shares offered by the Prospectus.


                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

Federal
-------

            The following supplements the tax information contained in the Prospectus.

            The Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and has qualified and intends to continue to qualify as a regulated investment company. If, for any reason, the Fund does not qualify for a taxable year for the special Federal tax treatment afforded regulated investment companies, the Fund would be subject to Federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

            As stated in the Prospectus, the Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund will not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.
"Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

            In order for the Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, the Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under
Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

            Interest on indebtedness incurred by a shareholder to purchase or carry the Shares generally is not deductible for income tax purposes. In addition, if a shareholder holds Shares for six months or less, any loss on the sale or exchange of those Shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

            Any net long-term capital gains realized by the Fund will be distributed at least annually. The Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

            A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

            The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

Taxation of Certain Financial Instruments
-----------------------------------------

            Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss, without regard to the length of time the Fund has held the futures contract (the "40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, and loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from positions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

            The Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "Short-Short Gain Test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to futures contracts, forward contracts, options on futures contracts, and other financial instruments subject to the mark-to-market rules described above, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a contract, option, or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract, option or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract, option or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract, option or instrument is acquired and the termination date. Increases and decreases in the value of the Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in Section 851(g) of the Code, may be netted for purposes of determining whether the Short-Short Gain Test is met.

                            *          *          *

            The foregoing discussion is based on Federal and California state tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state and other local taxes.

CALIFORNIA
----------

            As a regulated investment company, the Fund will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The Fund will be taxed on its undistributed taxable income. If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of the Fund's taxable income (including interest income on California Municipal Obligations for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

            If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations. "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends to shareholders will be exempt from the California state personal income tax. The Fund may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

            Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

            In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes - Federal" above.

            To the extent, if any, dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gains dividends for federal income tax purposes. See "Additional Information Concerning Taxes - Federal" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

            The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.


                    PERFORMANCE AND YIELD INFORMATION
                    ---------------------------------

            The Fund may advertise the standardized effective 30-day (or one month) yields calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated separately for each Fund according to the following formula:

                               a-b
                  Yield = 2 [(----- + 1) to the 6th power - 1]
                                cd

      Where:      a =   dividends and interest earned during the period.

            b =   expenses accrued for the period (net of reimbursements).

            c = average daily number of Shares outstanding that were entitled to receive dividends.

            d = maximum offering price per Share on the last day of the period.

            For the purpose of determining interest earned during the period (variable "a" in the formula), the Fund computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. The Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

            Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts and to the particular series of Shares in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per Share (variable "d" in the formula). Based on the foregoing calculations, the Fund's standardized effective yield for the 30-day period ended January 31, 1997 was 3.43%.

            The "tax-equivalent" yield of the Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by one minus a stated Federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from Federal income tax.

Tax-equivalent yields assume the payment of Federal income taxes at a rate of 31%. Based on the foregoing calculation, the tax-equivalent yield of the Fund for the 30-day period ended January 31, 1997 was 4.97%.

            The Fund's "average annual total return" is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                         ERV
                  T = [(-----) to the first power divided by n - 1]
                          P

      Where:      T =   average annual total return.

            ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

            P =   hypothetical initial payment of $1,000.

            n =   period covered by the computation, expressed in years.

            The Fund's "aggregate total return" is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                         ERV
                  T = [(-----)] - 1
                          P

            These calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per Share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Fund's average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with the purchase of Shares.
The Fund's aggregate total return for Shares for the period from October 1, 1996 (commencement of operations) to January 31, 1997 was 1.30%.

            The Fund may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

            The total return and yield of the Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The
                                           ----- --------  ------  --------  ---
Wall Street Journal and The New York Times, or in publications of a local or
---- ------ -------     --- --- ---- -----
regional nature, may also be used in comparing the performance of the Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of the Fund's performance, including without limitation, those factors, strategies and technologies that together with market conditions and events, materially affected the Fund's performance.

            The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions of the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciations of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Investment Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Fund. In addition, advertisement, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                               MISCELLANEOUS
                               -------------

            As used in the Prospectus, "assets belonging to the Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of Excelsior Tax-Exempt Fund not belonging to a particular portfolio of Excelsior Tax-Exempt Fund. In determining the net asset value of the Fund's Shares, assets belonging to the Fund allocable to Shares are charged with the direct liabilities of the Fund allocable to Shares and with a share of the general liabilities of Excelsior Tax-Exempt Fund which are normally allocated in proportion to the relative asset values of Excelsior Tax-Exempt Fund's portfolios at the time of allocation. Subject to the provisions of Excelsior Tax-Exempt Fund's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to the Fund, are conclusive.

            As of March 25, 1997, U.S. Trust and its affiliates held of record substantially all of the outstanding Shares of the Fund as agent or custodian for its customers. In addition, at that date, U.S. Trust and its affiliates held investment and/or voting power with respect to a majority of the outstanding Shares of the Fund on behalf of their customers.

            As of March 25, 1997, the name, address and percentage ownership of each person, in addition to U.S. Trust and its affiliates, that beneficially owned 5% or more of the outstanding Shares of the Fund were as follows: (1) Annette G. Larson Living Trust, c/o United States Trust Company of California, 515 South Flower Street, Suite 2700, Los Angeles, CA 90071-2291; 7.49%; and (2) Dorothy H. Jernstedt Family Trust, c/o United States Trust Company of California, 515 South Flower Street, Suite 2700, Los Angeles, CA 90071-2291; 7.92%.

                           FINANCIAL STATEMENTS
                           --------------------

            The Fund's unaudited financial statements for the period from October 1, 1996 (commencement of operations) through January 31, 1997 are attached as Exhibit B to this Statement of Additional Information.

                                APPENDIX A
                                ----------


COMMERCIAL PAPER RATINGS
------------------------

            A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

            "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

            "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

            "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


            "B" - Issues are regarded as having only a speculative capacity for timely payment.

            "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

            "D" - Issues are in payment default.


            Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

            "Prime-1" - Issuers or related supporting institutions have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

            "Prime-2" - Issuers or related supporting institutions have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

            "Prime-3" - Issuers or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

            "Not Prime" - Issuers do not fall within any of the Prime rating categories.

            The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

            "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

            "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

            "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

            "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

            Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

            "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

            "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

            "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

            "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

            "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

            "D" - Securities are in actual or imminent payment default.

            Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

            Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

            "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

            "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

            "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

            "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


            IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

            "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

            "A1" - Obligations are supported by the highest capacity for timely repayment.

            "A2" - Obligations are supported by a good capacity for timely repayment.

            "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

            "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

            "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

            The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

            "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

            "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

            "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

            "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

            "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            "CI" - This rating is reserved for income bonds on which no interest is being paid.

            "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

            "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

            "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

            "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

            Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

            (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

            Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.


            The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

            "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

            "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

            "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

            "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

            "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

            To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


            The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

            "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

            "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

            "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

            "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

            To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


            IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

            "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

            "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

            "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

            "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

            "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

            IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.


            Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

            "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

            "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

            "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

            "D" - This designation indicates that the long-term debt is in default.

            PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may nclude a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

            A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

            "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

            "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

            "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

            "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

            "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

            "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

            "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


            Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B
                                  ----------

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED)
CALIFORNIA TAX-EXEMPT INCOME FUND

PRINCIPAL                                              VALUE
 AMOUNT                                              (NOTE 1)
---------                                          ----------
           TAX-EXEMPT SECURITIES - 92.36%
 $105,000  Alameda County California
           Transportation Authority, Sales Tax       $107,497
           Revenue Bonds, (FGIC), 5.200%, 05/01/99

  125,000  Anaheim, California, Electric Revenue
           Bonds,  (AMBAC), 4.750%, 10/01/02          126,978

  200,000  Antelope Valley East Kern California
           Water Agency, General Obligation Bonds,    200,484
           (AMBAC),  4.500%, 08/01/01

  200,000  Bakersfield, California City School
           District, General Obligation Bonds,        203,604
           (MBIA), 5.000%, 08/01/05

  135,000  California Educational Facilities
           Authority, Santa Clara University          135,713
           Revenue Bonds, (MBIA),  4.900%, 09/01/06

  150,000  California Educational Facilities
           Authority, Stanford University Revenue     159,539
           Bonds, Series J, 5.900%, 11/01/03

  200,000  California Health Facilities Financing
           Authority Revenue Bonds, (AMBAC),          216,000
           7.625%, 10/01/15, (Prerefunded 10/01/98)

  250,000  California State Department Water
           Resources, Central Valley Project          288,427
           Revenue Bonds, Series L, 8.000%,
           12/01/01

  150,000  California State, General Obligation
           Bonds,  (AMBAC), 6.250%, 6/01/04           164,465

  200,000  California State Public Works Board,
           Lease Revenue Bonds, 6.600%, 12/01/22,     225,068
           (Prerefunded 12/01/02)

  300,000  California State University,
           Institutional Lease Revenue Bonds,         315,846
           (AMBAC), 5.500%, 06/01/03

  250,000  Central Coast Water Authority,
           California Revenue Bonds, Series A,        249,778
           (AMBAC),  4.375%, 10/01/01

  200,000  Concord, California Redevelopment
           Agency Tax Allocation Bonds, Series 3,
           (MBIA),  8.000%, 07/01/18, (Prerefunded    215,290
           07/01/98)


  250,000  Cupertino, California, Certificates of
           Participation, 7.125%, 04/01/16,           279,985
           (Prerefunded 04/01/01)

  250,000  East Bay, California Municipal
           Utilities District Wastewater Treatment
           System Revenue Bonds, (AMBAC),  6.375%,    275,958
           06/01/21, (Prerefunded 12/01/01)


  155,000  Fresno, California Sewer Revenue Bonds,
           Series A-1, (AMBAC), 4.800%, 09/01/06      154,640

  250,000  Los Angeles, California, Municipal
           Improvement Corporate-Equipment,
           Real-Estate Property, Certificates of      250,000
           Participation, (AMBAC), 4.500%, 12/01/01


  200,000  Los Angeles, California Convention &
           Exhibition Center Authority,
           Certificates of Participation, (AMBAC),    211,292
           6.600%, 08/15/99


  305,000  Los Angeles, California Harbor
           Department Revenue Bonds, Series C,        310,951
           4.875%, 11/01/02

  250,000  Los Angeles, California Municipal
           Improvement Corporation, Sanitation
           Equipment Charge Revenue Bonds, Series     255,172
           A, (FSA), 5.000%, 02/01/01


  150,000  Los Angeles, California Municipal
           Improvement Corporation, Sanitation
           Equipment Charge Revenue Bonds, Series     149,892
           A, (FSA), 4.875%, 02/01/06


                       See Notes to Financial Statements

PRINCIPAL                                              VALUE
 AMOUNT                                              (NOTE 1)
---------                                          ----------
 $250,000  Los Angles, California Wastewater
           Systems Revenue Bonds, Series A,          $268,440
           (FGIC), 6.000%, 02/01/03

  200,000  Los Angeles County, California, Public
           Works Financing Authority Lease Revenue
           Bonds, Series A, (MBIA), 6.000%,           214,800
           09/01/03


  175,000  Los Angeles County, California
           Transportation, Communication, Sales
           Tax Revenue Bonds, Series A, 6.750%,       197,115
           07/01/19, (Prerefunded 07/01/02)


  100,000  Metropolitan Water District Southern
           California, General Obligation Bonds,      102,520
           Series A1, 5.000%, 03/01/02

  150,000  Metropolitan Water District Southern
           California, General Obligation Bonds,      152,013
           Series A3, 4.700%, 03/01/00

  200,000  Modesto, California Irrigation
           District, Financing Authority Revenue      203,494
           Bonds, Series A, (MBIA), 4.850%,
           10/01/01

  250,000  Northern California Power Agency,
           Public Power Revenue Bonds, (AMBAC),       263,448
           5.600%, 07/01/06

  100,000  Northern California Transmission
           Revenue Bonds, Series A (MBIA), 7.000%,    109,565
           05/01/24, (Prerefunded 05/01/00)

  100,000  Orange County California Municipal
           Water District Facilities Corporation,
           Certificates of Participation, (MBIA),     100,931
           4.800%, 07/01/03


  150,000  Paramount, California Redevelopment
           Agency Tax Allocation Bonds, 7.350%,       170,751
           08/01/21, (Prerefunded 08/01/01)

  200,000  Sacramento County, California, Public
           Facilities Project, Certificates of        200,208
           Participation, (MBIA), 4.700%, 02/01/03

  250,000  Sacramento County, California, Public
           Facilities Project, Certificates of        249,018
           Participation, (MBIA), 4.875%, 02/01/05

  255,000  San Bernardino County, California
           Transportation Authority, Sales Tax        251,274
           Revenue Bonds, Series A, 4.625%,
           03/01/05

  150,000  San Diego County, California, Regional
           Transportation, Communication, Sales
           Tax Revenue Bonds, Series A, (FGIC),       154,721
           5.200%, 04/01/05


  150,000  San Diego County, California, Regional
           Transportation, Communication, Sales
           Tax Revenue Bonds, Series A, (FGIC),       154,050
           5.250%, 04/01/06


   50,000  San Diego County, California Water
           Authority, Water Revenue Certificates
           of Participation, Series A, 6.250%,         53,610
           05/01/04


   50,000  San Francisco, California City & County
           Airport Communication, International
           Airport Revenue Bonds, (MBIA),  6.350%,     53,027
           05/01/00


  225,000  San Francisco, California City &
           County, General Obligation Bonds,          234,351
           Series C, (FGIC), 6.000%, 06/15/99

  200,000  San Francisco, California State
           Building Authority, Lease Revenue          198,870
           Bonds, (AMBAC), 4.125%, 12/01/00

  100,000  San Jose, California Airport Revenue
           Bonds, (FGIC), 5.500%, 03/01/02            104,356

  150,000  Santa Barbara County, California,
           Transportation Authority, Sales Tax        150,760
           Revenue Bonds, (FGIC), 4.900%, 04/01/06

  300,000  Southern California Public Power
           Authority Revenue Bonds, Series A,         300,483
           (AMBAC), 4.000%, 07/01/98

  200,000  Tri City California Hospital District
           Revenue Bonds, Series B, (MBIA),           206,592
           5.500%, 02/15/00


                       See Notes to Financial Statements

         PRINCIPAL                                                              VALUE
          AMOUNT                                                              (NOTE 1)
---------------------------                                         -------------------------
$150,000                     University of
                             California Revenue                                    $  147,078
                             Bonds, (AMBAC), 4.600%,
                             09/01/05

250,000                      West & Central Basin
                             Financing Authority,                                     260,287
                             California Revenue                      ------------------------
                             Bonds, (AMBAC), 5.500%,
                             08/01/01

                                                                                    8,998,341
                                                                     ------------------------
TAX-EXEMPT CASH EQUIVALENTS - BACKED BY LETTERS OF CREDIT- 1.03%
                             CANADIAN IMPERIAL BANK
100,000                      ------------------------
                             San Diego County,                                         100,500
                             California, Tax &
                             Revenue Anticipation
                             Notes, 4.375%, 09/30/97

                                                                     -------------------------

SHARES
---------------------------
OTHER INVESTMENTS - 5.83%
260,353                      Federated California
                             Money Fund                                                260,353
307,941                      Provident California
                             Money Fund                                                307,941
                                                                     -------------------------
                                                                                       568,294
                                                                     -------------------------

TOTAL INVESTMENTS
 (Cost $9,656,435*)                       99.22%                                    $9,667,135
OTHER ASSETS AND
 LIABILITIES (NET)                         0.78                                         75,496
                           --------------------------                -------------------------
NET ASSETS                               100.00%                                    $9,742,631
                           ==========================                =========================


* -                          Aggregate cost for Federal tax and book purposes.
AMBAC -                      American Municipal Bond Assurance Corp.
FGIC -                       Financial Guaranty Insurance Corp.
FSA -                        Financial Security Assurance
MBIA -                       Municipal Bond Insurance Assoc.

Note:
  These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

EXCELSIOR TAX-EXEMPT FUNDS, INC.
Statement of Assets and Liabilities
As of January 31, 1997 (Unaudited)
-------------------------------------------------------------------------------------------
                                                                        California
                                                                        Tax-Exempt
                                                                        Income Fund
                                                                        -----------

    ASSETS:
         Investments, at cost - see accompanying portfolio            $  9,656,435
                                                                         =========
         Investments, at value (Note 1)                               $  9,667,135
         Interest receivable                                               134,075
         Receivable from investment adviser                                  3,765
         Unamortized organization costs (Note 5)                            29,859
                                                                         ---------
            Total Assets                                                 9,834,834

    LIABILITIES:
         Due to custodian bank                                              42,647
         Payable for dividends declared                                     28,025
         Payable for deferred organization costs (Note 5)                   14,048
         Accrued expenses and other liabilities                              7,483
                                                                        ----------
            Total Liabilities                                               92,203
                                                                        ----------

   NET ASSETS                                                         $  9,742,631
                                                                         =========

   NET ASSETS   consist of:
         Accumulated net realized loss on investments                         (609)
         Unrealized appreciation of investments                             10,700
         Par value (Note 4)                                                  1,390
         Paid-in Capital in excess of par value                          9,731,150
                                                                         ---------
   Total Net Assets                                                   $  9,742,631
                                                                         =========


    Shares of Common Stock Outstanding                                   1,389,944
    NET ASSET VALUE PER SHARE                                         $       7.01
                                                                         ==========


EXCELSIOR TAX-EXEMPT FUNDS, INC.
STATEMENT OF OPERATIONS

FOR THE PERIOD OCTOBER 1, 1996 (COMMENCEMENT OF OPERATIONS)
TO JANUARY 31, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

                                                                                         CALIFORNIA
                                                                                         TAX-EXEMPT
                                                                                         INCOME FUND
                                                                                     --------------------
     INVESTMENT INCOME:

        Interest income                                                              $            93,274
                                                                                     --------------------

     EXPENSES:

        Investment advisory fees (Note 2)                                                         10,754
        Administrative servicing fees (Note 2)                                                     9,272
        Administrators' fees (Note 2)                                                              3,303
        Amortization of organization costs (Note 5)                                                1,602
        Custodian fees                                                                             1,260
        Registration and filing fees                                                                 986
        Directors' fees and expenses (Note 2)                                                         81
        Miscellaneous expenses                                                                     2,449
                                                                                     --------------------

             TOTAL EXPENSES                                                                       29,707
        Fees waived and expenses reimbursed by investment adviser
          and administrators (Note 2)                                                            (14,519)
                                                                                     --------------------
             NET EXPENSES                                                                         15,188
                                                                                     --------------------
     NET INVESTMENT INCOME:                                                                       78,086
                                                                                     --------------------

     REALIZED AND UNREALIZED GAIN (LOSS) ON

       INVESTMENTS (NOTE 1):

        Net realized loss on security transactions                                                  (609)
        Change in unrealized appreciation of investments during the period                        10,700
                                                                                     --------------------
     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                              10,091
                                                                                     --------------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $            88,177
                                                                                     ====================


EXCELSIOR TAX-EXEMPT FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD OCTOBER 1, 1996 (COMMENCEMENT OF OPERATIONS)
TO JANUARY 31, 1997 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------

                                                                                        CALIFORNIA
                                                                                        TAX-EXEMPT
                                                                                        INCOME FUND
                                                                                     --------------------

      Net investment income                                                            $          78,086
      Net realized loss on investments                                                              (609)
      Change in unrealized appreciation of investments
              during the period                                                                   10,700
                                                                                     --------------------
      Net increase in net assets resulting from operations                                        88,177


      Distributions to shareholders from net investment income                                   (78,086)
                                                                                     --------------------

      Increase in net assets from fund share transactions (Note 4)                             9,732,540
                                                                                     --------------------
      Net increase in net assets                                                               9,742,631

      NET ASSETS:
         Beginning of period                                                                   ---
                                                                                     --------------------
         End of period                                                                 $       9,742,631
                                                                                     ====================


EXCELSIOR TAX-EXEMPT FUNDS, INC.
FINANCIAL HIGHLIGHTS - SELECTED PER SHARE DATA AND RATIOS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD OCTOBER 1, 1996 (COMMENCEMENT OF OPERATIONS)
TO JANUARY 31, 1997 (UNAUDITED):
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             CALIFORNIA
                                                                             TAX- EXEMPT
                                                                             INCOME FUND
                                                                           ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                  $7.00
                                                                           ----------------

INVESTMENT OPERATIONS:

                 Net investment income                                                 0.08
                 Net realized and unrealized gain on investments                       0.01
                                                                           ----------------
                      TOTAL FROM INVESTMENT OPERATIONS                                 0.09
                                                                           ----------------
 DIVIDENDS:
                 From net investment income                                           (0.08)
                                                                           ----------------

NET ASSET VALUE, END OF PERIOD                                                        $7.01
                                                                           ================
TOTAL RETURN                                                                           1.30%    (1)
                                                                           ================

RATIOS AND SUPPLEMENTAL DATA:

Ratios to Average Net Assets
                 Expenses (3)                                                           0.70%   (2)
                 Net Investment Income (3)                                              3.60%   (2)
Portfolio Turnover                                                                     15.00%   (2)
Net Assets at end of Period (000's omitted)                                           $9,743

          (1)Not annualized. Total return does not reflect the sales load that was payable on purchase of Fund shares.
          (2)Annualized.
          (3)Reflects a voluntary expense waiver and reimbursement of expenses by the investment adviser and administrator.

             Without these waivers and reimbursements, the ratio of expenses to average net assets and net investment income to average net assets would have been as follows:

                 Expenses to Average Net Assets                                         1.37%   (2)
                 Net Investment Income to Average Net Assets                            2.93%   (2)


           EXCELSIOR TAX-EXEMPT FUNDS, INC.
         CALIFORNIA TAX-EXEMPT INCOME FUND

         NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies

Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") was incorporated under the laws of the State of Maryland on August 8, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Excelsior Tax-Exempt Fund currently offers shares in six managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for the California Tax-Exempt Income Fund (the "Portfolio") which commenced operations on October 1, 1996. Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Tax-Exempt Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Portfolio valuation:

Securities are valued each business day as of the close of the New York Stock Exchange after consultation with an independent pricing service (the "Service"). When in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Short-term debt instruments with remaining maturities of 60 days or less, and variable rate demand notes and securities with put options exercisable within one year, are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by Excelsior Tax-Exempt Fund's Board of Directors.

The net asset value of the Portfolio's shares will fluctuate as the market values of its portfolio securities change in response to changing market rates of interest and other factors.

(b) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

(c) Dividends and distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

In order to avoid a Federal excise tax, the Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

(d) Federal taxes:

It is the policy of Excelsior Tax-Exempt Fund that the Portfolio qualifies as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

At January 31, 1997, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

Tax basis unrealized appreciation..  $17,553

Tax basis unrealized depreciation..   (6,853)
                                   ---------
Net unrealized appreciation........  $10,700
                                   =========


(e) Expense allocation:

Expenses directly attributable to a portfolio of Excelsior Tax-Exempt Fund are charged to that portfolio. Other expenses are allocated to the respective portfolios based on average net assets.

2. Investment Advisory Fee, Administration Fee and Related Party Transactions

United States Trust Company of New York ("U.S. Trust") serves as the investment adviser to Excelsior Tax-Exempt Fund. For the services provided pursuant to the Investment Advisory Agreements U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Portfolio. United States Trust Company of California ("U.S. Trust California") serves as the Portfolio's sub-adviser. For the services provided pursuant to the Sub-Advisory Agreement, U.S. Trust California is entitled to receive fees from U.S. Trust, computed daily and paid monthly, at the annual rate of 0.50% of the Portfolio's average daily net assets.

U.S. Trust, Chase Global Funds Services Company ("CGFSC"), a subsidiary of
The Chase Manhattan Bank and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Tax-Exempt Fund. For the services provided to the portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Funds, Inc. and Excelsior Institutional Trust), all of which are affiliated investment companies, as follows: .200% of the first $200 million, .175% of the next $200 million, and
 .150% over $400 million. Administration fees payable by each portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective portfolios for the period paid. For the period ended January 31, 1997, administration fees charged to the Portfolio by U.S. Trust amounted to $454.

From time to time, as they may deem appropriate in their sole discretion, or pursuant to applicable state expense limitations, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolio for a portion of other expenses. Until further notice to Excelsior Tax-Exempt Fund, U.S. Trust intends to voluntarily waive fees and reimburse expenses to the extent necessary for the Portfolio to maintain an annual expense ratio of not more than .70%.

Excelsior Tax-Exempt Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolio. As a consideration for the administrative services provided by each service organization to its customers, the Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests;
transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Until further notice to Excelsior Tax-Exempt Fund, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by the Portfolio in an amount equal to the administrative service fees payable by the Portfolio. For the period ended January 31, 1997, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolio which amounted to $9,272.

Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, serves as the sponsor and distributor of Excelsior Tax-Exempt Fund. Shares of the Portfolio are sold on a continuous basis by the Distributor.

Each Director of Excelsior Tax-Exempt Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000.

3. Purchases and Sales of Securities

For the period from October 1, 1996 (commencement of operations) to January 31, 1997, the Portfolio's purchases and sales of securities, excluding short-term investments, aggregated $9,255,241 and $251,550, respectively.

4. Common Stock:

Excelsior Tax-Exempt Fund currently offers six classes of shares, each representing interests in one of six separate portfolios. Authorized capital for the only class of shares currently offered in the Portfolio is 500 million shares.

Each share has a par value of $.001 and represents an equal proportionate interest in the Portfolio with other shares of the Portfolio, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to the Portfolio as are declared at the discretion of Excelsior Tax-Exempt Fund's Board of Directors. The Portfolio's capital share transactions for the period from October 1, 1996 (commencement of operations) to January 31, 1997 were as follows:


     Shares sold........................  1,468,964
     Shares issued for dividend                  21
      reinvestment
     Shares redeemed....................    (79,041)
     Net increase in shares outstanding.  1,389,944
                                        ===========

5. Organization Costs:

Excelsior Tax-Exempt Fund has borne all costs in connection with the initial organization of the Portfolio, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which the Portfolio commenced operations.